EXHIBIT 32

               CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Teleconnect Inc. (the "Company") for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer, President, Treasurer, and the principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Teleconnect Inc.

Dated: May 21, 2007


By: /s/ Gustavo Gomez           By: /s/ Alfonso de Borbon
    -----------------------         --------------------------------------------
    Gustavo Gomez, Director,        Alfonso de Borbon, Director,
    Chief Executive Officer,        Chief Accounting and Financial Officer,
    President, and Treasurer        Executive Vice President and
                                    Chief Operating Officer